UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21734

PIMCO Global StocksPLUS® & Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna 1633 Broadway, 41st Floor New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2013

Date of reporting period:	June 30, 2012

Item 1. Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

June 30, 2012 (unaudited)

Principal
Amount
(000s)		Value*
MORTGAGE-BACKED SECURITIES—65.7%
	Banc of America Funding Corp., CMO (h),
$289	0.464%, 7/20/36	$232,399
1,027	2.816%, 12/20/34	738,641
2,098	5.562%, 3/20/36 (k)	1,682,912
591	5.846%, 1/25/37	384,920
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.475%, 3/11/41, CMO (a)(d)(h)	1,389,424
9	Banc of America Mortgage Securities, Inc., 6.00%, 7/25/46, CMO	8,027
756	BCAP LLC Trust, 6.25%, 11/26/36, CMO (a)(d)	749,880
3,000	BCRR Trust, 5.858%, 7/17/40, CMO (a)(d)(h)(k)	3,058,782
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (h),
476	2.884%, 3/25/35	396,743
1,334	2.956%, 2/25/34	1,242,824
2,009	5.408%, 8/25/47 (k)	1,532,096
937	5.647%, 7/25/36	647,072
	Bear Stearns Alt-A Trust, CMO (h),
233	2.715%, 11/25/35	145,121
569	2.728%, 4/25/35	372,771
355	2.879%, 9/25/35	244,450
	Bear Stearns Commercial Mortgage Securities, CMO (h),
1,000	5.694%, 6/11/50 (k)	1,158,883
1,300	5.714%, 3/13/40 (a)(d)	1,195,176
1,000	5.939%, 2/11/41 (a)(d)	792,902
	Bear Stearns Structured Products, Inc., CMO (h),
576	2.829%, 12/26/46	323,136
1,678	2.846%, 1/26/36	998,854
1,383	CBA Commercial Small Balance Commercial Mortgage,
	5.54%, 1/25/39, CMO (a)(d)	721,455
	CC Mortgage Funding Corp., CMO (a)(d)(h),
122	0.545%, 8/25/35	84,884
20	0.585%, 10/25/34	17,169
1,013	Charlotte Gateway Village LLC, 6.41%, 12/1/16, CMO (a)(d)(f)	1,015,192
1,485	Citigroup Mortgage Loan Trust, Inc., 3.046%, 3/25/37, CMO (h)	992,385
1,015	Citigroup/Deutsche Bank Commercial Mortgage Trust,
	5.394%, 7/15/44, CMO (h)	853,187
760	Commercial Mortgage Pass Through Certificates, 6.106%, 7/10/46, CMO (a)(d)(h)	731,741
	Countrywide Alternative Loan Trust, CMO,
1,634	0.454%, 5/20/46 (h)	836,222
317	0.485%, 12/25/46 (h)	87,448
1,975	0.575%, 10/25/35 (h)	999,721
3,958	0.595%, 5/25/36 (h)	1,644,277
536	2.90%, 2/25/37 (h)	354,709
493	5.272%, 10/25/35 (h)	327,114
1,341	5.50%, 8/25/34	1,149,194
69	5.50%, 2/25/36	47,997
1,229	5.50%, 3/25/36	717,150
189	6.25%, 9/25/34	187,276
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
376	0.485%, 3/25/36 (h)	241,925
1,633	0.565%, 3/25/35 (h)(k)	1,024,199
268	0.635%, 2/25/35 (h)	125,767
301	2.655%, 10/20/35 (h)	187,931

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments
June 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$677	2.902%, 8/25/34 (h)	$527,794
658	3.404%, 3/25/37 (h)	326,024
550	5.107%, 10/20/35 (h)	424,893
1,470	5.129%, 10/20/35 (h)	1,092,762
187	5.50%, 8/25/35	176,550
219	6.00%, 3/25/36	22,170
2,600	Credit Suisse First Boston Mortgage Securities Corp.,
	5.745%, 12/15/36, CMO (a)(d)(h)	1,987,281
	Credit Suisse Mortgage Capital Certificates, CMO,
900	5.467%, 7/18/16 (a)(d)(h)	910,346
466	6.00%, 11/25/36	434,282
2,000	6.408%, 2/15/41(h)	2,209,686
959	First Horizon Alternative Mortgage Securities, 2.504%, 11/25/36, CMO (h)	514,814
2,106	First Horizon Asset Securities, Inc., 2.584%, 1/25/37, CMO (h)(k)	1,549,423
	GE Capital Commercial Mortgage Corp., CMO (h),
1,000	5.298%, 7/10/45 (a)(d)	745,528
1,000	5.379%, 5/10/43	819,916
338	GMAC Mortgage Corp. Loan Trust, 3.454%, 6/25/34, CMO (h)	313,716
730	GS Mortgage Securities Corp. II, 6.136%, 8/10/43, CMO (a)(d)(h)	706,640
	GSR Mortgage Loan Trust, CMO,
349	2.651%, 9/25/35 (h)	341,471
669	2.943%, 4/25/35 (h)	549,234
390	3.044%, 5/25/35 (h)	287,747
452	5.50%, 6/25/36	406,949
	Harborview Mortgage Loan Trust, CMO (h),
46	0.543%, 4/19/34	41,565
221	2.549%, 11/19/34	138,489
88	2.972%, 2/25/36	49,558
89	5.304%, 8/19/36	63,394
1,051	5.595%, 6/19/36	663,605
950	HSBC Asset Loan Obligation, 2.788%, 1/25/37, CMO (h)	551,239
2	Impac CMB Trust, 0.885%, 10/25/33, CMO (h)	1,991
	Indymac Index Mortgage Loan Trust, CMO (h),
3,085	0.515%, 6/25/37	642,054
86	0.525%, 3/25/35	57,969
446	2.912%, 6/25/37	235,756
423	JPMorgan Alternative Loan Trust, 7.00%, 12/25/35, CMO	24,959
1,500	JPMorgan Chase Commercial Mortgage Securities Corp.,
	5.443%, 5/15/41, CMO (a)(d)(h)(k)	1,052,655
	JPMorgan Mortgage Trust, CMO,
2,194	2.889%, 4/25/37 (h)(k)	1,363,610
657	5.468%, 5/25/36 (h)	507,940
205	5.50%, 1/25/36	178,476
250	5.50%, 6/25/37	231,209
	Luminent Mortgage Trust, CMO (h),
1,416	0.415%, 12/25/36	828,598
1,377	0.445%, 10/25/46	863,337
	MASTR Adjustable Rate Mortgage Trust, CMO (h),
1,500	2.838%, 11/25/35 (a)(d)	822,952
413	3.32%, 10/25/34	296,389
442	Merrill Lynch Alternative Note Asset, 0.315%, 1/25/37, CMO (h)	140,097
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust,
	5.378%, 8/12/48, CMO	1,086,460

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

June 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$315	MLCC Mortgage Investors, Inc., 1.986%, 10/25/35, CMO (h)	$290,117
	Morgan Stanley Capital I, CMO,
500	5.369%, 11/14/42 (h)	374,068
100	5.379%, 8/13/42 (a)(d)(h)	55,451
1,415	5.569%, 12/15/44	1,541,395
1,200	Morgan Stanley Reremic Trust, zero coupon, 7/17/56, CMO, PO (a)(d)	1,044,000
479	Opteum Mortgage Acceptance Corp., 0.515%, 7/25/36, CMO (h)	225,477
282	Provident Funding Mortgage Loan Trust, 2.845%, 10/25/35, CMO (h)	250,477
3,000	RBSCF Trust, 6.068%, 2/17/51, CMO (a)(d)(h)(k)	2,856,987
	Residential Accredit Loans, Inc., CMO,
637	3.238%, 12/26/34 (h)	440,424
1,612	3.923%, 1/25/36 (h)	919,362
1,036	6.00%, 9/25/35	698,283
732	6.00%, 8/25/36	485,830
225	Residential Asset Mortgage Products, Inc., 7.50%, 12/25/31, CMO	228,439
	Structured Adjustable Rate Mortgage Loan Trust, CMO (h),
1,250	1.552%, 5/25/35	668,099
588	4.752%, 9/25/36	282,366
219	5.183%, 9/25/35	162,405
969	5.214%, 11/25/36	802,253
1,224	5.334%, 4/25/36	816,527
883	5.435%, 1/25/36	603,967
	Structured Asset Mortgage Investments, Inc., CMO (h),
698	0.475%, 2/25/36	377,512
608	0.525%, 2/25/36	333,805
350	Suntrust Adjustable Rate Mortgage Loan Trust, 2.956%, 1/25/37, CMO (h)	271,790
	Wachovia Bank Commercial Mortgage Trust, CMO,
1,020	4.982%, 2/15/35 (a)(d)	945,370
1,500	5.617%, 1/15/41 (a)(d)(h)	855,552
2,500	6.097%, 2/15/51 (h)(k)	2,789,195
1,000	WaMu Commercial Mortgage Securities Trust, 6.303%, 3/23/45, CMO (a)(d)(h)	754,169
	WaMu Mortgage Pass Through Certificates, CMO (h),
238	0.535%, 7/25/45	194,146
215	0.898%, 1/25/47	143,596
1,091	2.655%, 12/25/36	752,815
908	2.713%, 2/25/37 (k)	666,914
356	5.238%, 7/25/37	294,525
1,768	5.325%, 4/25/37	320,735
103	5.424%, 8/25/36	8,395
3,901	Washington Mutual Alternative Mortgage Pass Through Certificates,
	0.922%, 4/25/47, CMO (h)	927,811
1,181	Wells Fargo Mortgage-Backed Securities Trust, 6.00%, 3/25/37, CMO	1,091,965
1,000	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24, CMO (a)(d)	1,030,814
	Total Mortgage-Backed Securities (cost—$69,122,013)	78,336,520

CORPORATE BONDS & NOTES—62.3%
Airlines—3.9%
1,000	American Airlines, Inc., 10.50%, 10/15/12 (e)	1,072,500
772	Northwest Airlines, Inc., 1.217%, 11/20/15, (MBIA) (h)(k)	742,682
	United Air Lines Pass Through Trust (k),
1,948	6.636%, 1/2/24	2,035,760
728	10.40%, 5/1/18	830,916
		4,681,858

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

June 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Banking—9.5%
£100	Barclays Bank PLC, 14.00%, 6/15/19 (g)	$178,541
€150	BPCE S.A., 9.25%, 4/22/15 (g)	164,673
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (k),
€1,000	6.875%, 3/19/20	1,237,658
$1,600	11.00%, 6/30/19 (a)(d)(g)	2,023,280
2,800	Discover Bank, 7.00%, 4/15/20 (k)	3,265,842
2,000	Lloyds TSB Bank PLC, 6.375%, 1/21/21 (k)	2,271,882
2,000	Regions Financial Corp., 7.75%, 11/10/14 (k)	2,165,000
		11,306,876
Chemicals—0.5%
600	Ineos Finance PLC, 7.50%, 5/1/20 (a)(b)(d)(k)(l) (acquisition cost-$600,000; purchased 4/26/12)	607,500

Commercial Services—1.3%
1,500	PHH Corp., 9.25%, 3/1/16 (k)	1,601,250

Construction & Engineering—1.6%
2,020	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (k)	1,903,850

Diversified Manufacturing—0.5%
1,000	Colt Defense LLC, 8.75%, 11/15/17 (k)	626,250

Energy—0.7%
800	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)(k)	780,000

Financial Services—18.9%
1,000	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a)(d)	505,000
	Ally Financial, Inc.,
31	6.00%, 3/15/19	28,695
9	6.10%, 9/15/19	8,372
45	6.15%, 3/15/16	43,084
60	6.25%, 4/15/19	56,095
98	6.30%, 8/15/19	92,138
7	6.35%, 4/15/16	6,733
10	6.35%, 4/15/19	9,362
23	6.50%, 10/15/16	22,220
10	6.55%, 12/15/19	9,517
12	6.60%, 8/15/16	11,734
29	6.65%, 6/15/18	27,959
10	6.65%, 10/15/18	9,581
29	6.70%, 6/15/18	27,707
29	6.75%, 8/15/16	28,459
10	6.75%, 9/15/16	9,753
3	6.75%, 6/15/17	2,903
56	6.75%, 3/15/18	53,660
5	6.75%, 7/15/18	4,805
20	6.75%, 9/15/18	19,173
3	6.75%, 6/15/19	2,879
18	6.85%, 4/15/16	17,603
19	6.85%, 7/15/16	18,464

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

June 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Financial Services (continued)
$37	6.85%, 5/15/18	$35,273
2	6.875%, 8/15/16	1,953
18	6.875%, 7/15/18	17,323
30	6.90%, 6/15/17	28,877
50	6.90%, 7/15/18	48,668
5	6.90%, 8/15/18	4,867
8	6.95%, 6/15/17	7,812
18	7.00%, 1/15/17	17,709
28	7.00%, 6/15/17	26,888
60	7.00%, 7/15/17	57,970
129	7.00%, 2/15/18	124,403
1	7.00%, 3/15/18	975
42	7.00%, 8/15/18	40,969
223	7.05%, 3/15/18 (k)	213,365
4	7.05%, 4/15/18	3,875
80	7.15%, 9/15/18	78,058
15	7.20%, 10/15/17	14,710
109	7.25%, 9/15/17	106,817
181	7.25%, 1/15/18	176,544
293	7.25%, 4/15/18	288,070
5	7.25%, 8/15/18	4,863
91	7.25%, 9/15/18	89,408
199	7.30%, 1/15/18	194,098
57	7.35%, 4/15/18	56,240
2	7.375%, 4/15/18	1,957
55	7.40%, 12/15/17	53,248
12	7.50%, 6/15/16	11,829
7	7.50%, 11/15/16	6,899
51	7.50%, 8/15/17	49,887
18	7.50%, 11/15/17	17,481
22	7.50%, 12/15/17	21,357
4	7.55%, 5/15/16	3,970
12	7.75%, 10/15/17	11,837
46	8.00%, 11/15/17	45,258
2	8.125%, 11/15/17	1,971
326	9.00%, 7/15/20 (k)	326,178
2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16 (g)(k)	1,714,500
1,300	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)(k)	1,352,000
1,200	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37) (k)	1,206,000
	Credit Agricole S.A. (g),
£450	5.136%, 2/24/16	416,896
£200	7.589%, 1/30/20	192,639
£200	8.125%, 10/26/19	217,070
	Ford Motor Credit Co. LLC (k),
$400	8.00%, 6/1/14	443,956
3,850	8.00%, 12/15/16	4,564,976
1,000	HSBC Finance Corp., 6.676%, 1/15/21 (k)	1,085,198
3,000	International Lease Finance Corp., 6.625%, 11/15/13 (k)	3,112,500
£100	LBG Capital No. 2 PLC, 15.00%, 12/21/19	189,504
$980	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(k)	1,031,450
	SLM Corp.,
200	3.754%, 2/1/14 (h)	197,700

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

June 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Financial Services (continued)
$1,000	8.00%, 3/25/20 (k)	$1,100,000
1,250	8.45%, 6/15/18 (k)	1,406,250
1,000	Stone Street Trust, 5.902%, 12/15/15 (a)(d)(k)	1,023,921
		22,462,063
Healthcare & Hospitals—2.7%
3,000	Biomet, Inc., 11.625%, 10/15/17 (k)	3,251,250

Hotels/Gaming—1.0%
1,100	MGM Resorts International, 9.00%, 3/15/20 (k)	1,226,500

Insurance—6.5%
	American International Group, Inc. (k),
4,565	5.60%, 10/18/16	4,970,340
1,350	6.25%, 5/1/36	1,569,167
1,100	6.40%, 12/15/20	1,247,516
		7,787,023
Multi-Media—1.3%
1,500	McClatchy Co., 11.50%, 2/15/17 (k)	1,563,750

Oil & Gas—6.9%
2,900	BP Capital Markets PLC, 4.75%, 3/10/19 (k)	3,288,565
357	Global Geophysical Services, Inc., 10.50%, 5/1/17 (k)	341,828
1,500	NGPL PipeCo LLC, 9.625%, 6/1/19 (a)(b)(d)(k)(l) (acquisition cost-$1,500,000; purchased 5/22/12)	1,612,500
3,000	Quicksilver Resources, Inc., 11.75%, 1/1/16 (k)	2,936,250
		8,179,143
Real Estate Investment Trust—1.9%
2,000	SL Green Realty Corp., 7.75%, 3/15/20 (k)	2,286,408

Retail—2.3%
2,482	CVS Pass Through Trust, 5.88%, 1/10/28 (k)	2,727,805

Telecommunications—1.4%
2,000	Wind Acquisition Finance S.A., 11.75%, 7/15/17 (a)(d)(k)	1,625,000

Transportation—0.9%
1,075	Navios Maritime Holdings, Inc., 8.875%, 11/1/17 (k)	1,088,437

Utilities—0.5%
500	Energy Future Holdings Corp., 10.00%, 1/15/20 (k)	536,250
	Total Corporate Bonds & Notes (cost—$67,518,396)	74,241,213

U.S. GOVERNMENT AGENCY SECURITIES—35.0%
	Fannie Mae
119	4.50%, 9/1/25, MBS (k)	129,192
288	4.50%, 3/1/29, MBS (k)	309,508
1,191	4.50%, 10/1/33, MBS (k)	1,282,219
198	4.50%, 6/1/38, MBS (k)	212,418

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

June 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
	Fannie Mae (continued)
$311	4.50%, 9/1/39, MBS (k)	$333,533
264	4.50%, 2/1/40, MBS (k)	284,281
435	4.50%, 9/1/40, MBS (k)	468,925
690	4.50%, 7/1/41, MBS (k)	744,238
25,281	5.50%, 6/1/38, MBS (k)	27,591,536
2,068	5.805%, 3/25/37, CMO, IO (b)(h)	301,244
2,025	5.905%, 11/25/39, CMO, IO (b)(h)	291,740
2,784	6.00%, 8/1/34, MBS (k)	3,124,060
972	6.00%, 12/1/34, MBS (k)	1,085,354
1,445	6.00%, 11/1/36, MBS (k)	1,610,292
346	6.00%, 12/1/37, MBS (k)	381,367
502	6.00%, 3/1/38, MBS (k)	552,071
1,975	6.135%, 3/25/37, CMO, IO (b)(h)	309,799
1,882	6.195%, 4/25/37, CMO, IO (b)(h)	296,544
2,072	6.955%, 2/25/37, CMO, IO (b)(h)	387,461
179	7.00%, 12/25/23, CMO (k)	218,228
114	7.50%, 6/1/32, MBS	129,726
16	7.80%, 6/25/26, ABS (h)	16,210
181	8.591%, 12/25/42, CMO (h)(k)	209,735
518	13.85%, 8/25/22, CMO (b)(h)	681,702
	Freddie Mac
3,121	6.198%, 3/15/37, CMO, IO (b)(h)	449,651
1,880	6.328%, 9/15/36, CMO, IO (b)(h)	313,024
19	7.00%, 8/15/23, CMO	22,183
	Total U.S. Government Agency Securities (cost—$40,957,012)	41,736,241

ASSET-BACKED SECURITIES—6.6%
547	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a)(d)	547,417
248	Ameriquest Mortgage Securities, Inc., 5.87%, 2/25/33 (h)	17,086
448	Bayview Financial Asset Trust, 1.195%, 12/25/39 (a)(d)(h)	327,953
946	Bear Stearns Asset Backed Securities Trust, 6.50%, 8/25/36	616,568
1,558	Bombardier Capital Mortgage Securitization Corp., 7.83%, 6/15/30 (h)	857,455
100	Carrington Mortgage Loan Trust, 0.395%, 8/25/36 (h)	34,098
283	Centex Home Equity, 0.695%, 6/25/35 (h)	184,727
	Citigroup Mortgage Loan Trust, Inc.,
325	0.405%, 1/25/37 (h)	152,308
1,010	5.972%, 1/25/37	654,471
	Countrywide Asset-Backed Certificates (h),
260	0.395%, 1/25/37	196,207
57	0.795%, 9/25/34 (a)(d)	42,485
225	Denver Arena Trust, 6.94%, 11/15/19 (a)(d)	230,538
360	EMC Mortgage Loan Trust, 0.715%, 5/25/39 (a)(d)(h)	302,954
	Lehman XS Trust,
709	5.42%, 11/25/35	672,941
683	5.72%, 5/25/37	533,346
485	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	487,175
218	Morgan Stanley ABS Capital I, 0.305%, 5/25/37 (h)	170,548
140	Quest Trust, 0.365%, 8/25/36 (a)(d)(h)	124,662
	Residential Asset Mortgage Products, Inc. (h),
100	0.925%, 3/25/33	72,904

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

June 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$145	5.572%, 6/25/32	$114,538
147	Residential Funding Securities, LLC, 0.695%, 6/25/33 (a)(d)(h)	138,238
254	Soundview Home Equity Loan Trust, 0.305%, 11/25/36 (a)(d)(h)	69,589
	Structured Asset Securities Corp. (h),
806	0.395%, 5/25/36	524,101
915	0.545%, 6/25/35	622,409
187	Washington Mutual Asset-Backed Certificates, 0.305%, 10/25/36 (h)	119,318
	Total Asset-Backed Securities (cost—$7,331,005)	7,814,036

SENIOR LOANS (a)(c)—5.0%
Financial Services—4.0%
5,000	Springleaf Financial Funding Co., 5.50%, 5/10/17	4,721,430

Hotels / Gaming—0.8%
1,000	Stockbridge SBE Holdings, LLC, 13.00%, 5/2/17, Term B (b)(l) (acquisition cost-$950,000; purchased 5/01/12)	990,000

Utilities—0.2%
478	Texas Competitive Electric Holdings Co. LLC, 4.743%, 10/10/17	286,933
	Total Senior Loans (cost—$6,045,491)	5,998,363

MUNICIPAL BONDS—1.2%
West Virginia—1.2%
1,865	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost—$1,755,515)	1,406,191

U.S. TREASURY OBLIGATIONS (i)—0.8%
845	U.S. Treasury Notes, 2.375%, 8/31/14 (cost—$880,341)	882,035

Shares
CONVERTIBLE PREFERRED STOCK—0.4%
Electric Utilities—0.4%
8,600	PPL Corp., 9.50%, 7/1/13 (cost—$430,000)	454,940

WARRANTS—0.0%
1,975	Alion Science and Technology Corp., expires 11/01/14 (a)(d)(f)(j) (cost—$20)	20

Principal
Amount
(000s)
SHORT-TERM INVESTMENTS—22.5%
U.S. Treasury Obligations (i)(k)(m)—13.9%
	U.S. Treasury Bills,
$16,596	0.119%-0.172%, 8/23/12-5/30/13 (cost—$16,580,589)	16,579,592

Corporate Notes—2.1%
Financial Services—2.1%
193	Ally Financial, Inc., 7.25%, 8/15/12	192,734
2,300	Ford Motor Credit Co. LLC, 7.50%, 8/1/12 (k)	2,309,239
	Total Corporate Notes (cost—$2,487,285)	2,501,973

U.S. Government Agency Securities—0.3%
400	Freddie Mac, zero coupon, 12/17/12 (cost—$399,701)	399,776

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

June 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Repurchase Agreements—6.2%
$2,200	Barclays Capital, Inc., dated 6/29/12, 0.16%, due 7/2/12, proceeds $2,200,029; collateralized by U.S. Treasury Bonds, 4.50%, due 8/15/39, valued at $2,240,788 including accrued interest	$2,200,000
3,600	JPMorgan Securities, Inc., dated 6/29/12, 0.20%, due 7/2/12, proceeds $3,600,060; collateralized by U.S. Treasury Notes, 0.25%, due 4/30/14, valued at $3,679,549 including accrued interest	3,600,000
1,594	State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $1,594,001; collateralized by U.S. Treasury Notes, 2.00%, due 11/15/21, valued at $1,630,753 including accrued interest	1,594,000
	Total Repurchase Agreements (cost—$7,394,000)	7,394,000
	Total Short-Term Investments (cost—$26,861,575)	26,875,341

Contracts
OPTIONS PURCHASED (j)—0.1%
	Put Options—0.1%
	S&P 500 Index Futures (CME),
159	strike price $1,250, expires 7/20/12 (cost—$676,158)	61,613

	Total Investments, before options written (cost—$221,577,526) (n)—199.6%	237,806,513

OPTIONS WRITTEN (j)—(1.6)%
	Call Options—(1.6)%
	S&P 500 Index Futures (CME),
159	strike price $1,315, expires 7/20/12 (premiums received—$1,450,466)	(1,927,875)

	Total Investments, net of options written (cost—$220,127,060)—198.0%	235,878,638
	Other liabilities in excess of other assets—(98.0)%	(116,729,147)
	Net Assets—100.0%	$119,149,491

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange-traded futures and options on futures are valued at the price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $41,867,220, representing 35.1% of net assets.

(b)	Illiquid.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is are ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on June 30, 2012.

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.

(f)	Fair-Valued—Securities with an aggregate value of $1,015,212, representing 0.9% of net assets.

(g)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(h)	Variable or Floating Rate Security — Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on June 30, 2012.

(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(j)	Non-income producing.

(k)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(l)	Restricted. The aggregate acquisition cost of such securities is $3,050,000 and the aggregate market value is $3,210,000, representing 2.7% of net assets.

(m)	Rates reflect the effective yields at purchase date.

(n)

At June 30, 2012, the cost basis of portfolio securities (before options written) for federal income tax purposes was $221,989,365. Gross unrealized appreciation was $22,043,454; gross unrealized depreciation was $6,226,306; and net unrealized appreciation was $15,817,148. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

Glossary:

ABS—Asset-Backed Securities

£—British Pound

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

€—Euro

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2012.

IO—Interest Only

LIBOR—London Inter-Bank Offered Rate

MBIA—insured by Municipal Bond Investors Assurance

MBS—Mortgage-Backed Securities

PIK—Payment in Kind

PO—Principal Only

Other Investments:

(a)  Futures contracts outstanding at June 30, 2012:

		Market
		Value	Expiration	Unrealized
Type	Contracts	(000s)	Date	Appreciation
Long: E-mini S&P 500 Index	243	$16,480	9/21/12	$627,394
S&P 500 Index	131	44,422	9/20/12	1,782,491
				$2,409,885

At June 30, 2012, the Fund pledged cash collateral of $2,639,000 for futures contracts.

(b)  Transactions in options written for the three months ended June 30, 2012:

	Contracts	Premiums
Options outstanding, March 31, 2012	181	$995,035
Options written	507	3,667,072
Options terminated in closing transactions	(529)	(3,211,641)
Options outstanding, June 30, 2012	159	$1,450,466

(c) Over-the-Counter (OTC) Credit default swap agreements outstanding at June 30, 2012:

Buy protection swap agreements(1):

							Upfront
Swap Counterparty/	Notional Amount	Credit		Termination	Payments	Market	Premiums	Unrealized
Referenced Debt Issuer	(000s) (4)	Spread (3)		Date	Made	Value (5)	Paid	Appreciation
Citigroup:
CIFC 2006-1A B1L	$1,000		†	10/20/20	(2.15)%	$201,709	—	$201,709
Goldman Sachs:
CIFC 2006-1A B2L	477		†	10/20/20	(4.50)%	210,536	—	210,536
TELOS 2006-1A	1,500		†	10/11/21	(5.00)%	633,668	—	633,668
JPMorgan Chase:
Indymac Home Equity Loan
2000-B MV1	1,110		†	6/25/30	(0.45)%	247,446	—	247,446
Morgan Stanley:
Aegis Asset Backed Securities Trust
2004-2 B1	1,272		†	6/25/34	(1.15)%	809,400	—	809,400
						$2,102,759	—	$2,102,759

Sell protection swap agreements(2):

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s) (4)	Spread (3)	Date	Received	Value (5)	Paid(Received)	(Depreciation)
Bank of America:
Long Beach Mortgage Loan Trust
2003-3 M3	$564	†	7/25/33	6.25%	$(447,174)	—	$(447,174)
SLM	500	2.04%	12/20/13	5.00%	22,346	$(70,000)	92,346
Citigroup:
SLM	1,800	2.04%	12/20/13	5.00%	80,445	155,595	(75,150)
SLM	900	2.04%	12/20/13	5.00%	40,222	(141,750)	181,972
Deutsche Bank:
SLM	700	2.04%	12/20/13	5.00%	31,284	(98,000)	129,284
Morgan Stanley:
Indymac Home Equity Loan
2000-B MV1	1,110	†	6/25/30	1.82%	(210,378)	—	(210,378)
Morgan Stanley Dean Witter
2002-HE2	156	†	8/25/32	3.23%	(145,759)	(2,931)	(142,828)
Royal Bank of Scotland:
Markit ABX.HE
Index 07-1	2,990	†	8/25/37	0.09%	(1,459,435)	(1,479,900)	20,465
Markit ABX.HE
Index 06-1	3,040	†	7/25/45	0.32%	(1,645,697)	(1,789,800)	144,103
UBS:
Aegis Asset Backed Securities Trust
2004-2 B1	1,272	†	6/25/34	1.50%	(776,431)	—	(776,431)
					$(4,510,577)	$(3,426,786)	$(1,083,791)

†    Credit spread not quoted for asset-backed securities.

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d) Interest rate swap agreements outstanding at June 30, 2012:

OTC swap agreements:

			Rate Type			Upfront
	Notional Amount	Termination	Payments	Payments	Market	Premiums	Unrealized
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	Appreciation
Credit Suisse First Boston	$25,000	8/15/17	3-Month USD-LIBOR	1.55%	$208,797	$13,972	$194,825
Deutsche Bank	25,000	8/15/17	3-Month USD-LIBOR	1.55%	208,797	(3,119)	211,916
					$417,594	$10,853	$406,741

Centrally cleared swap agreements:

			Rate Type			Unrealized
	Notional Amount	Termination	Payments	Payments	Market	Appreciation
Broker (Exchange)	(000s)	Date	Made	Received	Value	(Depreciation)
Morgan Stanley (CME)	$200,000	12/21/41	3-Month USD-LIBOR	2.85%	$15,208,306	$14,909,136
Morgan Stanley (CME)	220,000	6/20/42	2.75%	3-Month USD-LIBOR	(11,804,040)	(18,249,040)
					$3,404,266	$(3,339,904)

CME—Chicago Mercantile Exchange

LIBOR—London Inter-Bank Offered Rate

At June 30, 2012, the Fund pledged cash collateral of $1,594,000 for centrally cleared interest rate swaps.

(e) OTC total return swap agreement outstanding at June 30, 2012:

Pay/Receive				Notional
Total Return				Amount	Maturity		Unrealized
on Reference Index	Index	# of Units	Floating Rate*	(000s)	Date	Counterparty	Depreciation
Receive	MSCI Daily Total Return EAFE	16,105	1- Month USD-LIBOR Minus 0.04%	$60,299	2/28/13	Bank of America	$(1,432,490)

* Floating rate based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

EAFE—Europe and Australia, Far East Equity Index

LIBOR—London Inter-Bank Offered Rate

MSCI—Morgan Stanley Capital International

(f)  Forward foreign currency contracts outstanding at June 30, 2012:

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	June 30, 2012	(Depreciation)
Purchased:
1,577,000 British Pound settling 7/3/12	UBS	$2,460,908	$2,469,820	$8,912
423,000 Danish Krone settling 8/23/12	HSBC Bank	72,708	72,101	(607)
1,237,000 Euro settling 7/3/12	BNP Paribas	1,543,776	1,565,423	21,647
2,840,000 Euro settling 7/16/12	BNP Paribas	3,600,825	3,594,387	(6,438)
70,000 Euro settling 7/16/12	Deutsche Bank	87,263	88,594	1,331
927,000 Euro settling 7/16/12	JPMorgan Chase	1,168,272	1,173,238	4,966
1,483,000 Hong Kong Dollar settling 8/17/12	UBS	191,070	191,186	116
127,000 Norwegian Krone settling 7/27/12	BNP Paribas	21,152	21,331	179
127,000 Norwegian Krone settling 7/27/12	HSBC Bank	21,109	21,331	222
127,000 Norwegian Krone settling 7/27/12	UBS	21,067	21,331	264
1,659,000 Swedish Krona settling 8/23/12	Deutsche Bank	231,723	239,379	7,656
Sold:
608,000 Australian Dollar settling 7/19/12	Credit Suisse First Boston	591,706	621,345	(29,639)
789,000 British Pound settling 7/3/12	Goldman Sachs	1,245,141	1,235,693	9,448
788,000 British Pound settling 7/3/12	HSBC Bank	1,242,459	1,234,127	8,332
1,577,000 British Pound settling 8/2/12	UBS	2,460,696	2,469,637	(8,941)
619,000 Euro settling 7/3/12	BNP Paribas	788,521	783,344	5,177
1,237,000 Euro settling 8/2/12	BNP Paribas	1,544,184	1,565,794	(21,610)
935,000 Euro settling 7/16/12	Deutsche Bank	1,168,523	1,183,363	(14,840)
618,000 Euro settling 7/3/12	JPMorgan Chase	788,058	782,078	5,980
959,000 Euro settling 7/16/12	JPMorgan Chase	1,239,747	1,213,738	26,009
883,000 Euro settling 7/16/12	UBS	1,152,571	1,117,551	35,020
82,487,000 Japanese Yen settling 9/10/12	BNP Paribas	1,054,214	1,032,901	21,313
489,000 Swiss Franc settling 8/23/12	HSBC Bank	520,301	515,837	4,464
				$78,961

At June 30, 2012, the Fund held $2,280,000 in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(g) Open reverse repurchase agreements at June 30, 2012:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.38%	6/13/12	7/12/12	$3,310,628	$3,310,000
	0.60%	6/6/12	8/27/12	603,251	603,000
	0.65%	6/14/12	9/14/12	1,172,236	1,171,876
	0.67%	4/11/12	7/11/12	1,016,530	1,015,000
	0.67%	4/13/12	7/16/12	2,936,310	2,932,000
	0.67%	4/19/12	7/20/12	871,182	870,000
	0.67%	4/26/12	7/20/12	2,533,108	2,530,000
	0.67%	6/21/12	9/20/12	3,086,574	3,086,000
	0.80%	5/18/12	8/16/12	1,024,000	1,023,000
	0.87%	4/13/12	7/16/12	4,542,657	4,534,000
	0.87%	4/16/12	7/16/12	3,055,602	3,050,000
	0.87%	4/19/12	7/20/12	3,950,958	3,944,000
Credit Suisse First Boston	1.55%	6/5/12	8/7/12	2,661,977	2,659,000
Deutsche Bank	0.65%	4/11/12	7/11/12	1,019,489	1,018,000
	0.65%	5/7/12	8/10/12	608,604	608,000
	0.65%	5/23/12	8/22/12	3,146,214	3,144,000
	0.65%	6/6/12	9/6/12	1,460,659	1,460,000
	0.65%	6/25/12	7/17/12	543,059	543,000
	0.70%	6/6/12	8/1/12	2,260,098	2,259,000
	0.75%	5/7/12	8/9/12	759,870	759,000
	0.75%	5/7/12	8/10/12	1,440,649	1,439,000
	0.75%	5/8/12	8/9/12	483,543	483,000
	0.75%	5/11/12	8/10/12	1,792,903	1,791,000
	0.75%	5/15/12	7/17/12	568,556	568,000
	0.75%	5/15/12	8/17/12	2,924,861	2,922,000
	0.75%	6/8/12	9/10/12	2,978,426	2,977,000
	0.80%	4/3/12	7/5/12	2,138,221	2,134,000
	0.80%	4/10/12	7/5/12	860,565	859,000
	0.80%	4/11/12	7/11/12	3,204,759	3,199,000
	0.80%	4/17/12	7/20/12	1,129,880	1,128,000
	0.80%	5/11/12	8/10/12	1,657,877	1,656,000
	0.80%	6/15/12	9/17/12	1,436,511	1,436,000
	0.80%	6/21/12	9/17/12	2,241,498	2,241,000
	0.80%	6/30/12	10/5/12	2,989,000	2,989,000
JPMorgan Chase	0.48%	6/13/12	7/12/12	199,048	199,000
	0.80%	4/23/12	7/25/12	1,138,744	1,137,000
Morgan Stanley	0.53%	6/13/12	7/12/12	197,052	197,000
	1.35%	6/1/12	8/28/12	503,566	503,000
	1.35%	6/4/12	8/28/12	2,016,039	2,014,000
Royal Bank of Scotland	(0.25)%	6/1/12	5/31/14	1,500,687	1,501,000
	0.995%	6/28/12	7/26/12	2,851,236	2,851,000
	1.142%	6/14/12	7/16/12	1,512,815	1,512,000
	1.239%	6/4/12	7/5/12	1,021,949	1,021,000
	1.246%	6/30/12	7/31/12	1,031,000	1,031,000
	1.591%	6/14/12	7/11/12	1,466,101	1,465,000
	1.591%	6/15/12	7/16/12	1,325,937	1,325,000
Scotia Capital	0.31%	6/13/12	7/12/12	33,651,214	33,646,000
UBS	0.55%	4/19/12	7/20/12	1,976,202	1,974,000
	0.70%	3/1/12	8/29/12	3,119,510	3,114,000
	0.70%	3/2/12	8/29/12	520,920	520,000
	0.70%	3/8/12	8/29/12	1,115,971	1,114,000
					$121,464,876

The weighted average daily balance of reverse repurchase agreements outstanding during the three months ended June 30, 2012 was $113,168,369 at a weighted average interest rate of 0.67%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at June 30, 2012 was $127,406,000.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the three months ended June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized multi-dimensional relational pricing model and option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasuries are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts – Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of OTC interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Total Return Swaps – OTC total Return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of total return swaps are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at June 30, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Other Investments for more detailed information on Investments in Securities and Other Financial Instruments):

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	6/30/12
Investments in Securities - Assets
Mortgage-Backed Securities	—	$76,277,328	$2,059,192	$78,336,520
Corporate Bonds & Notes:
Airlines	—	1,072,500	3,609,358	4,681,858
All Other	—	69,559,355	—	69,559,355
U.S. Government Agency Securities	—	41,736,241	—	41,736,241
Asset-Backed Securities	—	7,266,619	547,417	7,814,036
Senior Loans	—	5,008,363	990,000	5,998,363
Municipal Bonds	—	1,406,191	—	1,406,191
U.S. Treasury Obligations	—	882,035	—	882,035
Convertible Preferred Stock	$454,940	—	—	454,940
Warrants	—	—	20	20
Short-Term Investments	—	26,875,341	—	26,875,341
Options Purchased:
Market Price	—	61,613	—	61,613
Total Investments in Securities - Assets	$454,940	$230,145,586	$7,205,987	$237,806,513
Investments in Securities - Liabilities
Options Written, at value:
Market Price	—	$(1,927,875)	—	$(1,927,875)
Other Financial Instruments* - Assets
Credit Contracts	—	$2,469,220	$201,709	$2,670,929
Foreign Exchange Contracts	—	161,036	—	161,036
Interest Rate Contracts	—	15,315,877	—	15,315,877
Market Price	$2,409,885	—	—	2,409,885
Total Other Financial Instruments* - Assets	$2,409,885	$17,946,133	$201,709	$20,557,727
Other Financial Instruments* - Liabilities
Credit Contracts	—	$(1,651,961)	—	$(1,651,961)
Foreign Exchange Contracts	—	(82,075)	—	(82,075)
Interest Rate Contracts	—	(18,249,040)	—	(18,249,040)
Market Price	—	(1,432,490)	—	(1,432,490)
Total Other Financial Instruments* - Liabilities	—	$(21,415,566)	—	$(21,415,566)
Total Investments	$2,864,825	$224,748,278	$7,407,696	$235,020,799

*Other financial instruments are derivatives not reflected in the Schedule of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the three months ended June 30, 2012.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended June 30, 2012, was as follows:

						Net Change
	Beginning			Accrued	Net	in Unrealized	Transfers	Transfers	Ending
	Balance			Discounts	Realized	Appreciation/	into	out of	Balance
	3/31/12	Purchases	Sales	(Premiums)	Gain (Loss)	Depreciation	Level 3**	Level 3***	6/30/12
Investments in Securities - Assets
Mortgage-Backed Securities	$3,275,263	$18,786	$(39,264)	$1,055	$12,850	$20,286	$1,015,192	$(2,244,976)	$2,059,192
Corporate Bonds & Notes:
Airlines	3,754,974	—	(125,707)	(18,130)	10,813	(12,592)	—	—	3,609,358
Asset-Backed Securities	539,206	—	—	(14)	—	8,225	—	—	547,417
Senior Loans	—	950,000	—	1,351	—	38,649	—	—	990,000
Warrants	—	20	—	—	—	—	—	—	20
Total Investments	$7,569,443	$968,806	$(164,971)	$(15,738)	$23,663	$54,568	$1,015,192	$(2,244,976)	$7,205,987
Other Financial Instruments* - Assets
Credit Contracts	$1,071,165	—	—	—	—	$(25,252)	—	$(844,204)	$201,709
Other Financial Instruments* - Liabilities
Credit Contracts	$(441,831)	—	—	—	—	$(5,343)	—	$447,174	—
Total Investments	$8,198,777	$968,806	$(164,971)	$(15,738)	$23,663	$23,973	$1,015,192	(2,642,006)	$7,407,696

**Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.

***Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments and other financial instruments which the Fund held at June 30, 2012 was $563 and $(25,740), respectively.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Global StocksPLUS® & Income Fund

By	/s/ Brian S. Shlissel

President & Chief Executive Officer
Date: August 28, 2012

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer
Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel

President & Chief Executive Officer
Date: August 28, 2012

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer
Date: August 28, 2012